DEFERRED OFFERING COSTS	12 Months Ended
Dec. 31, 2024
DEFERRED OFFERING COSTS
DEFERRED OFFERING COSTS

NOTE 8 — DEFERRED OFFERING COSTS

Deferred offering costs consist principally of legal fees and other fees incurred through the balance sheet date that are related to the proposed offering of the common shares. Deferred offering costs related to the offering will offset proceeds recorded as equity if the transaction is completed or charged to expense if the offering is not completed. As of December 31, 2024 and December 31,2023, deferred offering costs were nil and $875,258 respectively. In accordance with ASC 340-10-S99-1, specific incremental costs directly attributable to a proposed or actual offering of securities may properly be deferred and charged against the gross proceeds of the offering, as a result, as of December31, 2024, deferred offering costs were nil because they were directly attributable to the business combination and offset against actual offering and additional paid-in capital.